Acquisition - Schedule Of Unaudited Supplemental Pro Forma Adjustment To Net Income Or Loss (Details) - SuprNation [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Business Acquisition [Line Items]
An (increase) in amortization expense related to the fair value of acquired identifiable intangible assets, net of the amortization expense already reflected in actual historical results	$ (2,571)	$ (3,003)
A decrease (increase) in expenses related to incentives	(2,180)	(6,464)
A (increase) decrease in expenses related to operating and marketing expenses per the agreement	(3,500)	(7,000)
An (increase) decrease in income tax provision	$ 2,643	$ 5,037